================================================================================

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   --------

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                                   --------

      Date of Report (Date of earliest event reported): January 30, 1996.


                            UNITED AIR LINES, INC.


            (Exact name of registrant as specified in its charter)


          Delaware                   33-21220*                36-2675206
(State or other jurisdiction       (Commission             (I.R.S. employer
     of incorporation)             file number)            identification no.)


                           1200 East Algonquin Road
                         Elk Grove Township, Illinois
           Mailing Address:  P.O. Box 66100, Chicago, Illinois 60666
             (Address of principal executive offices)  (Zip Code)


       Registrant's telephone number, include area code: (708) 952-4000

================================================================================

* Registrant is the wholly-owned subsidiary of UAL Corporation (File 1-6033). Registrant became subject to filing periodic reports under the Securities Exchange Act of 1934 as a result of a public offering of securities which became effective June 3, 1988 (Registration Nos. 33-21220 and 22-18246).

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

     The following documents are being filed in connection with, and incorporated by reference into, United Air Lines, Inc.'s Registration Statement on Form S-3 (Registration No. 33-46033) as declared effective on April 27, 1992 and a joint Registration Statement on Form S-3 (Registration No. 33-57192) held by UAL Corporation and United Air Lines, Inc. as declared effective on May 28, 1993, relating to Pass Through Certificates, Series 1996-A. Capitalized terms not otherwise defined shall have the same meanings ascribed thereto in the related Prospectus Supplement dated January 30, 1996 and filed with the Commission pursuant to Rule 424(b)(3).


Reg. No. 33-57192   Reg. No. 33-46033
Exhibit No.         Exhibit No.                          Document
-----------         -----------                          --------
Exhibit 1(c)(1)     Exhibit 1(f)             Form of Underwriting Agreement
                                             relating to the issuance of Pass
                                             Through Certificates, Series
                                             1996-A.

Exhibit 4(l)(1)*    Exhibit 4(a)(1)(A)/+/    Form of Amended and Restated Pass
                                             Through Trust Agreement between
                                             United and State Street Bank and
                                             Trust Company of Connecticut,
                                             National Association.

Exhibit 4(1)(2)     Exhibit 4(a)(8)          Forms of Pass Through Trust
                                             Supplement Nos. 1996-A1 and
                                             1996-A2 between United and the
                                             First Security Bank of Utah,
                                             National Association relating to
                                             Pass Through Certificates, Series
                                             1996-A1 and 1996-A2, respectively.

Exhibit 4(m)(1)     Exhibit 4(a)(9)          Forms of Pass Through Certificates,
                                             Series 1996-A1 and 1996-A2,
                                             respectively (included in Exhibits
                                             4(l)(2) and 4(a)(8), respectively).

Exhibit 4(n)(1)     Exhibit 4(b)(42)         Forms of Amended and Restated Trust
                                             Indenture and Mortgage between the
                                             Owner Trustee and the Loan Trustee
                                             relating to the Equipment Notes for
                                             Aircraft No. 1 and Aircraft No. 2,
                                             respectively.

-------------------------
* Incorporated by reference from indicated corresponding exhibit to Form S-3 (Registration No. 33-46033) filed as an exhibit to United Air Lines, Inc. Form 8-K dated May 2, 1995, and filed with the Commission on May 4, 1995.

/+/ Previously filed.

Reg. No. 33-57192   Reg. No. 33-46033
Exhibit No.         Exhibit No.                          Document
-----------         -----------                          --------
Exhibit 4(n)(2)     Exhibit 4(b)(43)         Forms of Equipment Notes (included
                                             in Exhibits 4(n)(1) and 4(b)(42),
                                             respectively).

Exhibit 4(n)(3)     Exhibit 4(b)(44)         Forms of Participation Agreement
                                             among United, the Owner
                                             Participant, the Loan Trustee, the
                                             Owner Trustee and the Trustee,
                                             relating to the Equipment Notes for
                                             Aircraft No. 1 and Aircraft No. 2,
                                             respectively.

Exhibit 4(n)(4)     Exhibit 4(b)(45)         Forms of Lease Agreement between
                                             United and the Owner Trustee
                                             relating to the Equipment Notes for
                                             Aircraft No. 1 and Aircraft No. 2,
                                             respectively.

Exhibit 4(n)(5)     Exhibit 4(b)(46)         Forms of Trust Agreement between
                                             the Owner Participant and the Owner
                                             Trustee relating to the Equipment
                                             Notes for Aircraft No. 1 and
                                             Aircraft No. 2, respectively.

Exhibit 4(n)(6)     Exhibit 4(b)(47)         Forms of Redemption and Refinancing
                                             Agreement among United, the
                                             Trustee, the Owner Participant, the
                                             Owner Trustee, the Loan Trustee and
                                             the Original Loan Participant
                                             relating to the Equipment Notes for
                                             Aircraft No. 1 and Aircraft No. 2,
                                             respectively.

Exhibit 5(c)(1)*    Exhibit 5(c)/+/          Opinion of Ray, Quinney & Nebeker,
                                             counsel for First Security Bank of
                                             Utah, National Association as
                                             Trustee and Loan Trustees as to
                                             legality of the Securities.

Exhibit 24(b)(1)*   Exhibit 24(d)/+/         Consent of Ray, Quinney & Nebeker
                                             (included in Exhibit 5(c)(1)).

Exhibit 26(b)(1)*   Exhibit 26(a)/+/         Statement of Eligibility of Trustee
                                             on Form T-1 for First Security Bank
                                             of Utah, National Association.

-------------------------
* Incorporated by reference from indicated corresponding exhibit to Form S-3 (Registration No. 33-46033) filed as an exhibit to United Air Lines, Inc.
Form 8-K dated May 2, 1995, and filed with the Commission on May 4, 1995.

/+/ Previously filed.

                                  SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         UNITED AIR LINES, INC.



January 31, 1996                         By:  /s/DOUGLAS A. HACKER
                                            -----------------------------------
                                                 Douglas A. Hacker
                                                 Senior Vice President--Finance

                               INDEX TO EXHIBITS
                               -----------------

Reg. No. 33-57192   Reg. No. 33-46033
Exhibit No.         Exhibit No.                   Document                 Page
-----------         -----------                   --------                 ----
Exhibit 1(c)(1)     Exhibit 1(f)             Form of Underwriting
                                             Agreement relating to the
                                             issuance of Pass Through
                                             Certificates, Series 1996-A.

Exhibit 4(l)(1)*    Exhibit 4(a)(1)(A)/+/    Form of Amended and
                                             Restated Pass Through Trust
                                             Agreement between United
                                             and State Street Bank and
                                             Trust Company of
                                             Connecticut, National
                                             Association.

Exhibit 4(1)(2)     Exhibit 4(a)(8)          Forms of Pass Through Trust
                                             Supplement Nos. 1996-A1 and
                                             1996-A2 between United and
                                             the First Security Bank of
                                             Utah, National Association
                                             relating to Pass Through
                                             Certificates, Series 1996-A1
                                             and 1996-A2, respectively.

Exhibit 4(m)(1)     Exhibit 4(a)(9)          Forms of Pass Through
                                             Certificates, Series 1996-A1
                                             and 1996-A2, respectively
                                             (included in Exhibits 4(l)(2)
                                             and 4(a)(8), respectively).

Exhibit 4(n)(1)     Exhibit 4(b)(42)         Forms of Amended and
                                             Restated Trust Indenture and
                                             Mortgage between the Owner
                                             Trustee and the Loan Trustee
                                             relating to the Equipment
                                             Notes for Aircraft No. 1 and
                                             Aircraft No. 2, respectively.

Exhibit 4(n)(2)     Exhibit 4(b)(43)         Forms of Equipment Notes
                                             (included in Exhibits 4(n)(1)
                                             and 4(b)(42), respectively).

------------------------------
* Incorporated by reference from indicated corresponding exhibit to Form S-3 (Registration No. 33-46033) filed as an exhibit to United Air Lines, Inc. Form 8-K dated May 2, 1995, and filed with the Commission on May 4, 1995.

/+/ Previously filed.

Reg. No. 33-57192   Reg. No. 33-46033
Exhibit No.         Exhibit No.                   Document                 Page
-----------         -----------                   --------                 ----
Exhibit 4(n)(3)     Exhibit 4(b)(44)         Forms of Participation
                                             Agreement among United, the
                                             Owner Participant, the Loan
                                             Trustee, the Owner Trustee
                                             and the Trustee, relating to
                                             the Equipment Notes for
                                             Aircraft No. 1 and Aircraft
                                             No. 2, respectively.

Exhibit 4(n)(4)     Exhibit 4(b)(45)         Forms of Lease Agreement
                                             between United and the Owner
                                             Trustee relating to the
                                             Equipment Notes for Aircraft
                                             No. 1 and Aircraft No. 2,
                                             respectively.

Exhibit 4(n)(5)     Exhibit 4(b)(46)         Forms of Trust Agreement
                                             between the Owner
                                             Participant and the Owner
                                             Trustee relating to the
                                             Equipment Notes for
                                             Aircraft No. 1 and Aircraft
                                             No. 2, respectively.

Exhibit 4(n)(6)     Exhibit 4(b)(47)         Forms of Redemption and
                                             Refinancing Agreement among
                                             United, the Trustee, the
                                             Owner Participant, the Owner
                                             Trustee, the Loan Trustee
                                             and the Original Loan
                                             Participant relating to the
                                             Equipment Notes for Aircraft
                                             No. 1 and Aircraft No. 2,
                                             respectively.

Exhibit 5(c)(1)*    Exhibit 5(c)/+/          Opinion of Ray, Quinney &
                                             Nebeker, counsel for First
                                             Security Bank of Utah,
                                             National Association as
                                             Trustee and Loan Trustees
                                             as to legality of the
                                             Securities.

Exhibit 24(b)(1)*   Exhibit 24(d)/+/         Consent of Ray, Quinney &
                                             Nebeker (included in Exhibit
                                             5(c)).

----------------------------
* Incorporated by reference from indicated corresponding exhibit to Form S-3 (Registration No. 33-46033) filed as an exhibit to United Air Lines, Inc. Form 8-K dated May 2, 1995, and filed with the Commission on May 4, 1995.

/+/ Previously filed.

Reg. No. 33-57192   Reg. No. 33-46033
Exhibit No.         Exhibit No.                   Document                 Page
-----------         -----------                   --------                 ----
Exhibit 26(b)(1)*   Exhibit 26(a)/+/         Statement of Eligibility
                                             of Trustee on Form T-1
                                             for First Security Bank
                                             of Utah, National
                                             Association.

----------------------------
* Incorporated by reference from indicated corresponding exhibit to Form S-3 (Registration No. 33-46033) filed as an exhibit to United Air Lines, Inc. Form 8-K dated May 2, 1995, and filed with the Commission on May 4, 1995.

/+/ Previously filed.